UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

May 12, 2015
Date of Report (Date of Earliest Event Reported)

UNI-PIXEL, INC.
(Exact Name of Small Business Issuer as Specified in Its Charter)

DELAWARE	75-2926437
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

8708 Technology Forest Place, Suite 100 The Woodlands, Texas 77381
(Address of Principal Executive Offices)

(281) 825-4500
(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02                      UNREGISTERED SALES OF EQUITY SECURITIES.

On May 12, 2015, Uni-Pixel, Inc. (the “Company”) issued 430,000 shares of its common stock, $0.001 par value, in settlement of the class action litigation titled “Charles J. Fitzpatrick, individually and on behalf of all others similarly situated v. Uni-Pixel, Inc., Reed Killion and Jeffrey W. Tomz”, Case No. 4:13-cv-01649 in the United States District Court, Southern District of Texas (Houston Division) (the “Court”) pursuant to the terms of a Stipulation and Agreement of Settlement approved by the Court on April 30, 2015.  The Company relied on Section 3(a)(10) of the Securities Act of 1933 to issue the common stock, inasmuch as the issuance of the common stock is in exchange for the settlement of alleged claims and has been approved by the Court after a hearing upon the fairness of the settlement at which all parties had a right to appear.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 12, 2015	By:	/s/ Jeffrey Tomz
		Name:	Jeffrey Tomz
		Title:	Chief Financial Officer